                                                                EXHIBIT 10.11(B)

                                AMENDMENT NO. 2

     This Amendment No. 2 ("Amendment") to the Collaboration Agreement and the Random Library Agreement effective December 22, 1994 between the parties hereto (the "Agreements") is effective as of April 22, 1996, (the "Effective Date") and by agreement of the parties as of the Effective Date amends the Agreements as follows:

1. All capitalized terms herein shall have the same meaning as in the Agreements.

2. This Agreement sets forth the terms on which Pharmacopeia will provide to Schering the [***] Libraries prepared by Pharmacopeia pursuant to the Collaboration Agreement for screening by Schering.

3. Pharmacopeia will provide the [***] Libraries listed on attached Exhibit A to Schering in accordance with the cost schedule therein, and at Schering's request, provide rearrays of such Libraries and decodes of Library Compounds on the terms set forth on such Exhibit. Schering shall not provide any [***] Library to any third party without the prior written consent of Pharmacopeia, except that such consent shall not be required if the third party (i) does not have, and will not have, any rights to any Agreement Compound, and (ii) in the ordinary course of its business provides screening on a fee-for-service basis.

4. Any [***] Compounds, Derivative [***] Compounds and [***] Products resulting from Schering's screening shall be subject to the provisions in the Collaboration Agreement relating thereto, including without limitation, the milestone and royalty obligations set forth in Sections 6.3.2 and 6.4.1(b) of the Collaboration Agreement.

5. Any [***] Compounds, Derivative [***] Compounds, and [***] Products resulting from Schering's screening shall be subject to the provisions in the Collaboration Agreement relating thereto, including without limitation, the milestone and royalty obligations set forth in Sections 6.3.1 and 6.4.1(a) of the Collaboration Agreement.

6. In the event that Schering demonstrates that any Library Compound in a [***] Library has biological activity with respect to a particular target outside the [***] and [***] Fields, and such Library Compound has no significant biological activity in the [***] or [***] Fields, Schering may with notice to Pharmacopeia designate such Library Compound as a Subject Compound (as such term is used in the Random Library Agreement). Each Subject Compound and Derivative Compounds thereof, and the corresponding Agreement Products, shall be treated as Agreement Compounds and Agreement Products (as such terms are defined in the Random Library Agreement), respectively, and shall be subject to the provisions in the Random Library Agreement relating thereto, including without limitation, the milestone and royalty obligations set forth in Sections 4.2.1 and 4.3.1 of such Agreement.


* Information omitted and filed separately with the Commission under Rule 24b-2.

7. The remaining terms of the Agreements, except to the limited extent modified by the terms of this Amendment, and Amendment No. 1 to the Agreements effective as of August 14, 1995, shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their authorized representatives and delivered in triplicate originals on the Effective Date.


SCHERING CORPORATION                         PHARMACOPEIA

By: ______________________________           By: ______________________________

Name: ____________________________           Name: ____________________________

Title: ___________________________           Title: ___________________________


SCHERING-PLOUGH, LTD.

By: ______________________________

Name: ____________________________

Title: ___________________________